As filed with the Securities and Exchange Commission on June 6, 2002

                                                      Registration No. 333-87794



                       SECURITIES AND EXCHANGE COMMISSION

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8



             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                               VISTEON CORPORATION
             (Exact Name of registrant as specified in its charter)


        Delaware                                        38-3519512
(State or other jurisdiction                (I.R.S. Employer Identification No.)
   of incorporation)


                 5500 Auto Club Drive, Dearborn, Michigan 48126
               (Address of principal executive offices) (zip code)


                               VISTEON CORPORATION
                                EMPLOYEES EQUITY
                                 INCENTIVE PLAN
                            (Full title of the Plan)


                                  Stacy L. Fox
              Senior Vice President, General Counsel and Secretary
                               Visteon Corporation
                              5500 Auto Club Drive
                            Dearborn, Michigan 48126
                     (Name and address of agent for service)


                                  (800) VISTEON
          (Telephone number, including area code, of agent for service)

         This Amendment is being filed to correct a typographical error in item 4 of the Exhibit Index.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on June 6, 2002.

                                       VISTEON CORPORATION


                                       By         /s/ Stacy L. Fox
                                         ---------------------------------------
                                                    STACY L. FOX
                                                Senior Vice President
                                            General Counsel and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                           Title                                   Date
               ---------                                           -----                                   ----
                                          Chairman of the Board of Directors and
         *                                Chief Executive Officer
------------------------------------      (Principal Executive Officer)
Peter J. Pestillo                                                                                      June 6, 2002

         *                                Executive Vice President and Chief
------------------------------------      Financial Officer
Daniel R. Coulson                         (Principal Financial Officer)                                June 6, 2002

         *                                Vice President and Controller
------------------------------------      (Principal Accounting Officer)                               June 6, 2002
Philip G. Pfefferle

         *
------------------------------------
William H. Gray, III                      Director                                                     June 6, 2002

         *
------------------------------------
Steven K. Hamp                            Director                                                     June 6, 2002

         *
------------------------------------
Kathleen J. Hempel                        Director                                                     June 6, 2002



                                       2


               Signature                                           Title                                   Date
               ---------                                           -----                                   ----


         *
------------------------------------
Robert H. Jenkins                         Director                                                     June 6, 2002

         *
------------------------------------
Michael F. Johnston                       Director                                                     June 6, 2002

         *
------------------------------------
Charles L. Schaffer                       Director                                                     June 6, 2002

         *
------------------------------------
Thomas T. Stallkamp                       Director                                                     June 6, 2002

         *
------------------------------------
Robert M. Teeter                          Director                                                     June 6, 2002


*    /s/ Stacy L. Fox
 ---------------------------------
By:  Stacy L. Fox
     Attorney-in-Fact

                                  EXHIBIT INDEX



       (4) Visteon Corporation Employees Equity Incentive Plan (filed as Appendix G to the Company's definitive proxy statement for its 2001 annual meeting of stockholders and incorporated herein by reference)

       (5) Opinion of Stacy L. Fox, Senior Vice President, Secretary and General Counsel of Visteon Corporation, with respect to the legality of the securities being registered hereunder (filed as an exhibit to the original Registration Statement and incorporated herein by reference)

      (23) Consent of PricewaterhouseCoopers LLP (filed as an exhibit to the original Registration Statement and incorporated herein by reference)

      (24) Power of Attorney relating to subsequent amendments (included on the signature page to the original Registration Statement and incorporated herein by reference)







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